   EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Property Management Corporation of America (the "Company") on Form 10-K for the period ended February 28, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

PROPERTY MANAGEMENT CORPORATION OF AMERICA

June 13, 2017	By:	/s/ Wong H’Sien Loong
	Name:	Wong H’Sien Loong
	Title:	Chairman, President, Chief Executive Officer and Chief Financial Officer – Appointed April 14, 2017
(Principle Executive and Financial and Accounting Officer)